                                                                     EXHIBIT 7.1
                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

 Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 15, 2001 and with respect to the performance of the Trust during the month of September, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 supplement.


A.       Information Regarding the Current Monthly Distribution (Stated on the
         Basis of $1,000 Original Certificate Principal Amount)

                1 The amount of the current monthly distribution in respect of
                  Class A Monthly Principal                                                               $                  0.00
                                                                                                             ---------------------

                2 The amount of the current monthly distribution in respect of
                  Class B Monthly Principal                                                               $                  0.00
                                                                                                             ---------------------

                3 The amount of the current monthly distribution in respect of
                  Collateral Monthly Principal                                                            $                  0.00
                                                                                                             ---------------------

                4 The amount of the current monthly distribution in respect of
                  Class A Monthly Interest                                                                $                  2.83
                                                                                                             ---------------------

                5 The amount of the current monthly distribution in respect of
                  Class A Additional Interest                                                             $                  0.00
                                                                                                             ---------------------

                6 The amount of the current monthly distribution in respect of
                  Class B Monthly Interest                                                                $                  3.02
                                                                                                             ---------------------

                7 The amount of the current monthly distribution in respect of
                  Class B Additional Interest                                                             $                  0.00
                                                                                                             ---------------------

                8 The amount of the current monthly distribution in respect of
                  Collateral Minimum Monthly Interest                                                     $                  3.40
                                                                                                             ---------------------

                9 The amount of the current monthly distribution in respect of
                  any accrued and unpaid Collateral Minimum Monthly Interest                              $                  0.00
                                                                                                             ---------------------

B.       Information Regarding the Performance of the Trust

                1 Collection of Principal Receivables

                   (a)         Available Principal Collections                                             $       100,116,488.07
                                                                                                             ---------------------

                   (b)         Class A Investor Default Amount treated as Available Principal
                               Collection                                                                  $         2,593,909.48
                                                                                                             ---------------------

                   (c)         Class B Investor Default Amount treated as Available Principal
                               Collection                                                                  $           177,868.08
                                                                                                             ---------------------

                   (d)         Excess Spread treated as Available Principal Collection                     $           192,690.42
                                                                                                             ---------------------

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

                 2 Principal Receivables in the Trust

                   (a)         The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly
                               Period                                                                      $   1,753,233,656.71
                                                                                                             ----------------------

                   (b)         The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-1 as of the end of the day on
                               the last day of the related Monthly Period                                  $     588,292,293.81
                                                                                                             ----------------------

                   (c)         The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-1 as of the end of
                               the day on the last day of the related Monthly Period                       $     588,292,293.81
                                                                                                             ----------------------

                   (d)         The amount of Principal Receivables in the Trust represented by the Class A Invested Amount as of the end of the day on the
                               last day of the related Monthly Period                                      $     514,755,757.08
                                                                                                             ----------------------

                   (e)         The amount of Principal Receivables in the Trust represented by the Class A Adjusted Invested Amount as of the end of the
                               day on the last day of the related Monthly Period                           $     514,755,757.08
                                                                                                             ----------------------

                   (f)         The amount of Principal Receivables in the Trust represented by the Class B Invested Amount as of the end of the day on the
                               last day of the related Monthly Period                                      $      35,297,537.63
                                                                                                             ----------------------

                   (g)         The amount of Principal Receivables in the Trust represented by the Class B Adjusted Invested Amount as of the end of the day on
                               the last day of the related Monthly Period                                  $      35,297,537.63
                                                                                                             ----------------------

                   (h)         The amount of Principal Receivables in the Trust represented by the Collateral Invested Amount as of the end of the day on
                               the last day of the related Monthly Period                                  $      38,238,999.10
                                                                                                             ----------------------

                   (i)         The amount of Principal Receivables in the Trust represented by the Collateral Adjusted Invested Amount as of the end of the
                               day on the last day of the related Monthly Period                           $      38,238,999.10
                                                                                                             ----------------------

                   (j)         The Floating Allocation Percentage with respect to the
                               related Monthly Period                                                             33.55%
                                                                                                             ----------------------

                   (k)         The Class A Floating Percentage with respect to the
                               related Monthly Period                                                             87.50%
                                                                                                             ----------------------

                   (l)         The Class B Floating Percentage with respect to the
                               related Monthly Period                                                              6.00%
                                                                                                             ----------------------

                   (m)         The Collateral Floating Percentage with respect to the
                               related Monthly Period                                                              6.50%
                                                                                                             ----------------------

                   (n)         The Principal Allocation Percentage with respect to the
                               related Monthly Period                                                             33.55%
                                                                                                             ----------------------

                   (o)         The Class A Principal Percentage with respect to the
                               related Monthly Period                                                             87.50%
                                                                                                             ----------------------

                   (p)         The Class B Principal Percentage with respect to the
                               related Monthly Period                                                              6.00%
                                                                                                             ----------------------

                   (q)         The Collateral Principal Percentage with respect to the
                               related Monthly Period                                                              6.50%
                                                                                                             ----------------------

                 3 Delinquent Balances

                 The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                 Aggregate                         Percentage
                                                  Account                           of Total
                                                  Balance                         Receivables
                                           ---------------------------            -------------
            (a)          30 -- 59 days:                $26,329,162.84                    1.50%
            (b)          60 -- 89 days:                $15,900,166.33                    0.91%
            (c)          90+ days:                     $12,733,708.79                    0.73%
                                           ---------------------------            -------------
                         Total:                       $ 54,963,037.96                    3.13%
                                           ===========================            =============


                 4 Investor Default Amount

                   (a)         The Investor Default Amount for the related Monthly
                               Period                                                                      $         2,964,467.98
                                                                                                             ----------------------

                   (b)         The Class A Investor Default Amount for the related Monthly
                               Period                                                                      $         2,593,909.48
                                                                                                             ----------------------

                   (c)         The Class B Investor Default Amount for the related Monthly
                               Period                                                                      $           177,868.08
                                                                                                             ----------------------

                   (d)         The Collateral Default Amount for the related Monthly
                               Period                                                                      $           192,690.42
                                                                                                             ----------------------

                 5 Investor Charge-Offs

                   (a)         The aggregate amount of Class A Investor Charge-Offs
                               for the related Monthly Period                                              $                 0.00
                                                                                                             ----------------------

                   (b)         The aggregate amount of Class A Investor Charge-Offs set
                               forth in 5(a) above per $1,000 of original certificate
                               principal amount                                                           $                  0.00
                                                                                                             ----------------------

                   (c)         The aggregate amount of Class B Investor Charge-Offs
                               for the related Monthly Period                                              $                 0.00
                                                                                                             ----------------------

                   (d)         The aggregate amount of Class B Investor Charge-Offs
                               set forth in 5(c) above per $1,000 or original certificate
                               principal amount                                                           $                  0.00
                                                                                                             ----------------------

                   (e)         The aggregate amount of Collateral Charge-Offs
                               for the related Monthly Period                                              $                 0.00
                                                                                                             ----------------------

                   (f)         The aggregate amount of Collateral Charge-Offs set forth in 5(e)
                               above per $1,000 of original certificate principal amount                   $                 0.00
                                                                                                             ----------------------

                   (g)         The aggregate amount of Class A Investor Charge-Offs reimbursed on
                               the Transfer Date immediately preceding this Distribution Date              $                 0.00
                                                                                                             ----------------------

                   (h)         The aggregate amount of Class A Investor Charge-Offs set forth in 5(g)
                               above per $1,000 original certificate principal amount reimbursed
                               on the Transfer Date immediately preceding this Distribution Date           $                 0.00
                                                                                                             ----------------------

                   (i)         The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                               Transfer Date immediately preceding this Distribution Date                  $                 0.00
                                                                                                             ----------------------

                   (j)         The aggregate amount of Class B Investor Charge-Offs set forth in 5(i)
                               above per $1,000 original certificate principal amount reimbursed on the
                               Transfer Date immediately preceding this Distribution Date                  $                 0.00
                                                                                                             ----------------------

                   (k)         The aggregate amount of Collateral Charge-Offs reimbursed on the
                               Transfer Date immediately preceding this Distribution Date                  $                 0.00
                                                                                                             ----------------------

                   (l)         The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the
                               Transfer Date  immediately preceding Distribution Date                      $                 0.00
                                                                                                             ----------------------

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
                 6 Investor Servicing Fee

                   (a)         The amount of the Class A Servicing Fee payable by the Trust to the
                               Servicer for the related Monthly Period                                     $          437,500.00
                                                                                                             ----------------------

                   (b)         The amount of the Class B Servicing Fee payable by the Trust to the
                               Servicer for the related Monthly Period                                     $           30,000.00
                                                                                                             ----------------------

                   (c)         The amount of the Collateral Servicing Fee payable by the Trust to the
                               Servicer for the related Monthly Period                                     $           32,500.00
                                                                                                             ----------------------

                   (d)         The amount of Servicer Interchange payable by the Trust to the
                               Servicer for the related Monthly Period                                     $          500,000.00
                                                                                                             ----------------------

                 7 Reallocations

                   (a)         The amount of Reallocated Collateral Principal Collections
                               with respect to this Distribution Date                                      $                0.00
                                                                                                             ----------------------

                   (b)         The amount of Reallocated Class B Principal Collections
                               with respect to this Distribution Date                                      $                0.00
                                                                                                             ----------------------

                   (c)         The Collateral Invested Amount as of the close of business
                               on this Distribution Date                                                   $       39,000,000.00
                                                                                                             ----------------------

                   (d)         The Collateral Adjusted Invested Amount as of the close of
                               business on this Distribution Date                                          $       39,000,000.00
                                                                                                             ----------------------

                   (e)         The Class B Invested Amount as of the close of business
                               on this Distribution Date                                                   $       36,000,000.00
                                                                                                             ----------------------

                   (f)         The Class B Adjusted Invested Amount as of the close of business
                               on this Distribution Date                                                   $       36,000,000.00
                                                                                                             ----------------------

                   (g)         The Class A Invested Amount as of the close of business
                               on this Distribution Date                                                   $      525,000,000.00
                                                                                                             ----------------------

                   (h)         The Class A Adjusted Invested Amount as of the close of business
                               on this Distribution Date                                                   $      525,000,000.00
                                                                                                             ----------------------


                 8 Collection of Finance Charge Receivables

                   (a)         The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
                               Period which were allocated in respect of the Class A Certificates           $       7,433,310.52
                                                                                                             ----------------------

                   (b)         The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
                               Period which were allocated in respect of the Class B Certificates          $          509,712.72
                                                                                                             ----------------------

                   (c)         The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
                               Period which were allocated in respect of the Collateral Interest           $          552,188.78
                                                                                                             ----------------------

                 9 Principal Funding Account

                   (a)         The principal amount on deposit in the Principal Funding Account
                               on the related Transfer Date                                                $                0.00
                                                                                                           ------------------------

                   (b)         The Accumulation Shortfall with respect to the related Monthly Period       $                0.00
                                                                                                             ----------------------

                   (c)         The Principal Funding Investment Proceeds deposited in the Finance
                               Charge Account on the related Transfer Date to be treated as Class A
                               Available Funds                                                             $                0.00
                                                                                                             ----------------------

                   (d)         The Principal Funding Investment Proceeds deposited in the Finance
                               Charge Account on the related Transfer date to be treated as Class B
                               Available Funds                                                             $                0.00
                                                                                                             ----------------------

                10 Reserve Account

                   (a)         The Reserve Draw Amount on the related Transfer Date                        $                 0.00
                                                                                                             ----------------------

                   (b)         The amount of the Reserve Draw Amount deposited in the Collection
                               Account on the related Transfer Date to be treated as Class A
                               Available Funds                                                             $                 0.00
                                                                                                             ----------------------

                   (c)         The amount of the Reserve Draw Account deposited in the Collection
                               Account on the related Transfer Date to be treated as Class B
                               Available Funds                                                             $                 0.00
                                                                                                             ----------------------

                   (d)         The amount of any Reserve Account Surplus                                   $                 0.00
                                                                                                             ----------------------

                11 Available Funds

                   (a)         The amount of Class A Available Funds on deposit in the
                               Collection Account on the related Transfer Date                             $         1,485,312.50
                                                                                                             ----------------------

                   (b)         The amount of Class B Available Funds on deposit in the
                               Collection Account on the related Transfer Date                             $           108,850.00
                                                                                                             ----------------------

                   (c)         The amount of Collateral Available Funds on deposit in the
                               Collection Account on the related Transfer Date                             $           132,480.83
                                                                                                             ----------------------

                   (d)         Available Principal Collections on deposit in the Collection
                               Account on the related Transfer Date                                        $                 0.00
                                                                                                             ----------------------

                12 Excess Spread and Excess Finance Charge Collections

                   (a)         Excess Finance Charge Collection                                            $                 0.00
                                                                                                             ----------------------

                   (b)         Class A Available Funds
                                    minus Class A Monthly Interest
                                    minus Class A Servicing Fee
                                    minus Class A Defaulted Amount                                         $         2,916,588.54
                                                                                                             ----------------------

                               Class B Available Funds
                                    minus Class B Monthly Interest
                                    minus Class B Servicing Fee
                                    minus Class B Defaulted Amount                                         $           192,994.64
                                                                                                             ----------------------

                               Collateral Available Funds                                                  $           552,188.78
                                                                                                             ----------------------

                   (c)         Excess Spread applied to the Class A Required Amount
                               for the Monthly Period                                                      $                 0.00
                                                                                                             ----------------------

                   (d)         Excess Spread applied to the Class A Investor  Charge-Offs for the
                               related Monthly Period                                                      $                 0.00
                                                                                                             ----------------------

                   (e)         Excess Spread applied to the Class B Required
                               Amount for the related Monthly Period                                       $                 0.00
                                                                                                             ----------------------

                   (f)         Excess Spread applied to the Class B Default Amount for the related
                               Monthly Period                                                              $                 0.00
                                                                                                             ----------------------

                   (g)         Excess Spread applied to the Class B Invested Amount for the related
                               Monthly Period                                                              $                 0.00
                                                                                                             ----------------------

                   (h)         Excess Spread applied to the Collateral Minimum Monthly Interest for the related Monthly Period and for any past due Collateral Minimum Monthly
                               Interest                                                                   $           132,480.83
                                                                                                             ----------------------

                   (i)         Excess Spread applied to the Collateral Servicing Fee due to the
                               Servicer for the related Monthly Period or for any past due Collateral
                               Servicing Fees                                                             $            32,500.00
                                                                                                             ----------------------

                   (j)         Excess Spread applied to the Collateral Default Amount as Available
                               Principal Collections for the related Monthly Period                        $          192,690.42
                                                                                                             ----------------------

                   (k)         Excess Spread applied to the Collateral Invested Amount for the related
                               Monthly Period                                                              $          0.00
                                                                                                             ----------------------

                   (l)         Excess Spread applied to the Reserve Account for the related Monthly
                               Period                                                                      $          0.00
                                                                                                             ----------------------

                13 Finance Charge Shortfall

                   (a)         Finance Charge Shortfall for Series 2000-1                                  $          0.00
                                                                                                             ----------------------

                   (b)         Total Finance Charge Shortfall for all series in Group One                  $          0.00
                                                                                                             ----------------------

                14 Base Rate

                   (a)         The Base Rate for the related Monthly Period                                        4.70%
                                                                                                             ----------------------

                15 Portfolio Yield

                   (a)         The Portfolio Yield for the related Monthly Period                                 11.22%
                                                                                                             ----------------------

                   (b)         The Portfolio Adjusted Yield for the related Monthly Period                         N/A
                                                                                                             ----------------------

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of October, 2001.


                          NATIONAL CITY BANK,
                          as Seller and Servicer


                      By:         /s/ Thomas A. Chandler
                                 -----------------------------------------
                            Name: Thomas A. Chandler
                           Title: Vice President - Credit Card Finance